Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of Lemonade, Inc. (the “Company”) for the period ended September 30, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Daniel Schreiber, Co-Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2021	By:	/s/ Daniel Schreiber
Daniel Schreiber
Co-Chief Executive Officer (principal executive officer)